UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 7, 2004



                               DEBT RESOLVE, INC.
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             (Exact name of registrant as specified in its charter)

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
                DELAWARE                              0-29525                                 33-0889197
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    (State or other jurisdiction of               (Commission File Number)                   (IRS Employer
     incorporation or organization)                                                       Identification No.)

707 WESTCHESTER AVENUE, SUITE 409, WHITE PLAINS, NEW YORK                                        10604

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(Address of principal executive offices)                                                      (Zip Code)

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Registrant's telephone number, including area code:  (914) 949-5500


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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 7, 2004, Debt Resolve, Inc., formerly Lombardia Acquisition Corp., replaced Baron Accountancy Corporation as its independent accountant. Baron Accountancy had been previously engaged as the principal accountant to audit Debt Resolve's financial statements. The reason for the replacement of Baron Accountancy was that Debt Resolve moved the location of its principal offices from Irvine, CA to White Plains, NY in 2003 following its change of control. Debt Resolve believes that it is in its best interests to engage an independent accounting firm located closer to its new principal offices. Therefore, Debt Resolve retained Becher, Della Torre, Gitto & Company as its new independent accountant effective January 7, 2004. Becher, Della Torre, Gitto & Company is located at 26 North Walnut Street, Ridgewood, NJ 07450.

         Baron Accountancy's reports on Debt Resolve's financial statements for the past two years did not contain adverse opinions or disclaimers of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for each of the last two fiscal years included an explanatory paragraph stating that Debt Resolve's need for an infusion of additional capital raised substantial doubt about its ability to continue as a going concern.

         The decision to change accountants was approved by Debt Resolve's Board of Directors.

         During Debt Resolve's two most recent fiscal years, and the subsequent interim periods, prior to January 7, 2004, there were no disagreements with Baron Accountancy on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baron Accountancy would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         Debt Resolve has provided Baron Accountancy with a copy of this Report and has requested Baron Accountancy to furnish Debt Resolve with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. Baron Accountancy's response letter, dated January 7, 2004, is filed as Exhibit 16.1 to this Report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  16.1 Letter from Baron Accountancy Corporation, dated January 7, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 7, 2004                          DEBT RESOLVE, INC.


                                                By:/s/James D. Burchetta
                                                   -----------------------------
                                                      James D. Burchetta
                                                      Chief Executive Officer